Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent events
Subsequent events

30.Subsequent events

Subsequent to the year end, on 13 March 2025, MAC announced the amendments to the Company’s debt structure. As a result of these amendments:

(a)	the senior syndicated facility agreement (or SFA - refer Note 18) has been amended in the following manner:
•	Repayments under Facility A facility of $159,000 thousand have been deferred until 30 September 2025;
•	Revolving Facility B has been increased from $25,000 thousand to $125,000 thousand;
•	A new letter of credit facility (“Facility C”) of $45,000 thousand has been added to the SFA, which will be utilized to replace Glencore’s performance guarantee in relation to the rehabilitation costs associated with CMPL mining activities (refer Note 29);
•	Final scheduled maturity date of these facilities has been extended to 14 March 2028; and
•	Margin included in the interest on these facilities has been changed from a fixed 3.0% per annum to a range of 2.50% to 3.0% depending on MAC’s Net Debt to EBITDA ratio defined in the amended SFA.

(b)MAC exercised its right to repay the mezzanine debt facility in full (refer Note 18). MAC utilized the proceeds from the 15 October 2024 private placement (refer Note 25) and $66,000 thousand drawdown from Facility B of the SFA to pay off a total of $160,656 thousand to Sprott Private Resource Lending II (Collector-2), LP, including the prepayment interest premium, as full and final settlement of the Mezz Facility, excluding Mezz Warrants.

There have been no other events subsequent to the balance sheet date which would have a material effect on the Group’s consolidated financial statements for the year ended 31 December 2024.